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                                                                    Exhibit 10.5

                               VITAL IMAGES, INC.
                     INCENTIVE STOCK OPTION ADJUSTMENT PLAN



1.  BACKGROUND; PURPOSE OF PLAN


  1.1 Vital Images, Inc. (the "Company") has entered into that certain Distribution Agreement, dated as of May 2, 1997 (the "Distribution Agreement"), between the Company and Bio-Vascular, Inc., a Minnesota corporation ("Bio-Vascular"), pursuant to which Bio-Vascular will distribute (the "Distribution") all of the outstanding shares of the Company's common stock to Bio-Vascular's shareholders of record on the Record Date (as defined in the Distribution Agreement). In connection with the Distribution, each holder of an option to purchase Bio-Vascular common stock (a "Bio-Vascular Option") as of the Record Date will be entitled to retain such Bio-Vascular Option, provided that such Bio-Vascular Option will be adjusted to reflect the Distribution (an "Adjusted Bio-Vascular Option"). In addition, as of the Record Date, each holder of a Bio-Vascular Option will also be entitled to receive an option to purchase Company common stock that will be adjusted to reflect the Distribution (an "Adjusted Company Option").


  1.2 Pursuant to the terms and conditions of the applicable plans under which the Bio-Vascular Options were initially granted, the exercise price and number of shares covered by each Adjusted Bio-Vascular Option, as well as the exercise price and number of shares covered by each Adjusted Company Option, will be determined according to a formula, set forth in the Employee Benefits Agreement entered into between Bio-Vascular and the Company, that is based on the relative fair market trading values of Bio-Vascular common stock and Company common stock during the first five trading days following the Distribution Date (as defined in the Distribution Agreement). Pursuant to this formula, these adjustments will be made in such a manner that the aggregate "intrinsic value," or difference between fair market value and exercise price, of the Adjusted Bio-Vascular Option and Adjusted Company Option will equal the pre-Distribution "intrinsic value" of the Bio-Vascular Option with respect to which the adjustment and grant were made.


  1.3 In order to ensure that each Adjusted Company Option is granted without any additional benefit not provided by the Bio-Vascular Option with respect to which it is granted, Adjusted Company Options will be granted under the terms of a corresponding "mirror" plan of the Company. With respect to Bio-Vascular Options granted under the Bio-Vascular, Inc. 1988 Stock Option Plan, this Vital Images, Inc. Incentive Stock Option Adjustment Plan (the "Plan") will serve as such a "mirror" plan. Accordingly, the sole purpose of this Plan is to provide for the grant of such Adjusted Company Options, and no additional option grants of any kind will be granted under this Plan.


2.  DEFINITIONS


Wherever used in the Plan, the following terms have the meanings set forth below:

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  2.1  "Bio-Vascular Committee" means the group of individuals administering the
       Bio-Vascular, Inc. 1988 Stock Option Plan.

  2.2  "Board" means the Board of Directors of the Company.

  2.3 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

  2.4 "Committee" means the Committee which may be designated from time to time by the Board pursuant to Section 3.5 of the Plan.

  2.5 "Employer" means the Company if the Participant renders employment or other services to the Company or any Subsidiary of the Company and means Bio-Vascular if the Participant renders employment or other services to Bio-Vascular or any Subsidiary of Bio-Vascular.

  2.6 "Incentive Stock Option" or "ISO" means a stock option which is intended to qualify as an incentive stock option as defined in Section 422A of the Code.

  2.7 "Non-Statutory Stock Option" or "NSO" means a stock option to purchase stock that does not qualify as an incentive stock option as defined in
       Section 422A of the Code.

  2.8 "Option" means, where required by the context of the Plan, an ISO and/or NSO granted pursuant to the Plan.

  2.9 "Optionee" means a Participant in the Plan who has been granted one or more Options under the Plan.

  2.10 "Participant" means an individual described in Section 5 of this Plan who may be granted Options under the Plan.

  2.11 "Stock" means the Common Stock, $.01 par value, of the Company.

  2.12 "Subsidiary" means (i) when used in reference to the Company, any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Board or (ii) when used in reference to Bio-Vascular, any entity that is directly or indirectly controlled by Bio-Vascular or any entity in which Bio-Vascular has a significant equity interest, as determined by the Board.


3.  ADMINISTRATION


  3.1 The Plan shall be administered by the Board, which shall have full power, subject to the provisions of the Plan, to grant Options, construe and interpret the Plan, establish rules and regulations with respect to the Plan and Options granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

  3.2 The Board shall have the sole discretion, subject to the provisions of the Plan, to determine

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       the Participants eligible to receive Options pursuant to the Plan and the amount, type, and terms of any Options and the terms and conditions of option agreements relating to any Option.

  3.3 The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

  3.4 Any decision made, or action taken, by the Board arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon Optionee.

  3.5 The Board may designate a Committee from time to time to administer the Plan. If designated, the Committee shall be composed of not less than three persons (who shall be members of the Board) who are appointed from time to time by the Board. If the Board has appointed a Committee pursuant to this Section 3.5, then the Committee may administer the Plan and exercise all of the rights and powers granted to the Board in this Plan, including without limitation the right to grant Options pursuant to the Plan and to establish the Option price as provided in the Plan.

  3.6 The Board and the Bio-Vascular Committee will reasonably cooperate and communicate with each other to promote the purposes of the Plan.


4.  SHARES SUBJECT TO THE PLAN


  4.1 Number. The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is 425,000. Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

  4.2 Changes in Capitalization. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, or rights offering to purchase stock at a price substantially below fair market value, or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted as the Board, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.

       (a) Change in Control. In the event of a "Change in Control" of the Company, as defined in paragraph (b) below, then the following acceleration and valuation provisions shall apply:

           (i) Except as otherwise determined by the Board, in its discretion, prior to the

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               occurrence of a Change in Control, any Options outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

          (ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, the value of all outstanding Options, to the extent they are exercisable and vested (including Options that shall become exercisable and vested pursuant to subparagraph (i) above), shall be cashed out at the Change in Control Price, (reduced by the exercise price applicable to such Options). The cash out proceeds shall be paid to the Optionee or, in the event of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option by bequest or inheritance.

       (b) Definition of "Change in Control". For purposes of this Section 4.2, a "Change in Control" means the happening of any of the following, provided that it occurs after the Distribution Date:

         (i) When any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

         (ii) The occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

       (c) Change in Control Price. For purposes of this Section 4.2, "Change in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60 day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or
           (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.


5.  ELIGIBLE PARTICIPANTS

In addition to the following persons, individuals who hold outstanding Bio-Vascular Options as of the Record Date are eligible to participate in the Plan:

  5.1 Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary, including officers and directors who are also employees of the Company or any Subsidiary.

  5.2 Non-Statutory Stock Options. Non-statutory stock options may be granted to (i) any

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       employee of the Company or any Subsidiary, including any officer or director who is also an employee of the Company or any Subsidiary; (ii) any non-employee director of the Company or any Subsidiary; and (iii) any consultant to, or other independent contractor of, the Company.


6.  GRANT OF OPTIONS

  Subject to the terms, conditions, and limitations set forth in this Plan, the Company, by action of its Board, may from time to time grant Options to purchase shares of the Company's Stock to those eligible Participants as may be selected by the Board, in such amounts and on such other terms as the Board in its sole discretion shall determine. Such Options may be (i) "Incentive Stock Options" so designated by the Board and which, when granted, are intended to qualify as incentive stock options as defined in Section 422A of the Code; (ii) "Non-Statutory Stock Options" so designated by the Board and which, when granted, do not qualify as incentive stock options under Section 422A of the Code; or (iii) a combination of both. The date on which the Board approves the granting of an Option shall be the date of grant of such Option. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan, the aggregate fair market value of Stock (determined as of the date the Option is granted) with respect to which such Options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or Subsidiaries) shall not exceed $100,000. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Board in its sole discretion may determine.


7.  OPTION PRICE AND FORM OF PAYMENT


  The purchase price for a share of Stock subject to an Option granted hereunder shall not be less than 100% of the fair market value of the Stock. For purposes of this Section 7, the "fair market value" of the Stock shall be determined as follows:

       (a) if the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

       (b) if the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

       (c) if the Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported by the National Quotation Bureau, Inc. or, if the Stock is not quoted on the National Association of

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           Securities Dealers Automated Quotations System, then as reported in any publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or


       (d) if there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Board in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share, as reasonably determined by the Board as of the date of determination, or less than the par value of the Stock.


Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company's stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided above.

Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

     (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

     (b) at the discretion of the Board, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the Option price; or

     (c) at the discretion of the Board, by a combination of both (a) and (b) above; or

     (d) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

If such form of payment is permitted, the Board shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an Option as it deems appropriate.

If the Board in its sole discretion so agrees, the Company may finance the amount payable by an Optionee upon exercise of any Option upon such terms and conditions as the Board may determine at the time such Option is granted under this Plan, provided, however, that the amount financed shall not exceed the "good faith loan value" (as that term is defined in Section 207.2(e) of Regulation G of the Federal Reserve Board) of the shares of Stock to be acquired upon exercise of an Option.


8.  EXERCISE OF OPTIONS


  8.1 Manner of Exercise. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Board and paying to the Company the full purchase price of the Stock acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company.

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  8.2  The Limitations and Conditions on Exercise of Options. In addition to any other limitations or conditions contained in this Plan or that may be imposed by the Board from time to time or in the stock option agreement to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

       (a) No Incentive Stock Option may be exercisable by its terms after the expiration of 10 years from the date of the grant thereof.

       (b) No Incentive Stock Option granted to an eligible Participant then owning more than 10% of the voting power of all classes of the Company's stock may be exercisable by its terms after the expiration of five years from the date of the grant thereof.


9.  INVESTMENT PURPOSES


  Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require that an Optionee agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:

  "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SAID LAWS UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SAID LAWS AND, FOR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS."


10.  TRANSFERABILITY OF OPTIONS


  No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution, and Options shall be exercisable during the Optionee's lifetime only by the Optionee.


11.  TERMINATION OF EMPLOYMENT

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  11.1 Generally.  The transfer by a Participant of employment or other service from one Employer or its Subsidiaries to the other Employer or its Subsidiaries will not be deemed to constitute a termination of employment or other service for purposes of this Plan. Except as otherwise provided in this Section 11, if an Optionee's employment with the Employer or the Employer's Subsidiary is terminated (hereinafter "Termination") other than by death or Disability (as hereinafter defined), the Optionee may exercise any Option granted under the Plan, to the extent the Optionee was entitled to exercise the Option at the date of Termination, for a period of three months after the date of Termination or until the term of the Option has expired, whichever date is earlier.



  11.2 Death or Disability of Optionee. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:


       (a) If the Optionee is at the time of his or her Disability employed by the Employer or a Subsidiary of the Employer and has been in continuous employment (as determined by (x) the Committee if the Employer is the Company or a Subsidiary of the Company or (y) the Bio-Vascular Committee if the Employer is Bio-Vascular or a Subsidiary of Bio-Vascular) since the date of grant of the Option, then the Option may be exercised by the Optionee until the earlier of one year following the date of such Disability or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise such Option at the time of his or her Disability. For the purpose of this Section, the term "Disability" shall have the meaning given to it in Section 22(e) (3) of the Code. The determination of whether an Optionee has a Disability within the meaning of Section 22(e) (3) shall be made by the (x) the Committee if the Employer is the Company or a Subsidiary of the Company or (y) the Bio-Vascular Committee if the Employer is Bio-Vascular or a Subsidiary of Bio-Vascular.

       (b) If the Optionee is at the time of his or her death employed by the Employer or a Subsidiary of the Employer and has been in continuous employment (as determined by (x) the Committee if the Employer is the Company or a Subsidiary of the Company or (y) the Bio-Vascular Committee if the Employer is Bio-Vascular or a Subsidiary of Bio-Vascular) since the date of grant of the Option, then the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, until the earlier of one year from the date of the Optionee's death or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise the Option at the time of death.

       (c) If the Optionee dies within three months after Termination, the Option may be exercised until the earlier of nine months following the date of death or the expiration date of the Option, by the Optionee's estate or by a person who acquires the right to exercise the Option by will or the laws of descent or distribution, but only to the extent the Optionee was entitled to exercise the Option at the time of Termination.

  11.3 Termination for Cause. If the employment of an Optionee is terminated by the Employer or a Subsidiary of the Employer for cause, then the Board shall have the right to cancel any Options granted to the Optionee under the Plan.

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12.  AMENDMENT AND TERMINATION OF PLAN


  12.1 The Board, without approval by the shareholders of the Company, may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company; provided, however, that no such amendment shall be made without approval of the shareholders if it would: (a) materially modify the eligibility requirements for Participants; (b) increase the total number of shares of Stock which may be issued pursuant to Options, except in accordance with Section 4.2 of the Plan; (c) reduce the minimum Option price per share as set forth in Section 7 of the Plan, except in accordance with Section 4.2 of the Plan; (d) extend the period of granting Options; or (e) materially increase in any other way the benefits accruing to Optionees.

  12.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to the Optionee under the Plan.


  12.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Stock Options meeting the requirements of future amendments to the Code or regulations promulgated thereunder.


13.  MISCELLANEOUS PROVISIONS


  13.1 Right to Continued Employment. No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Employer or any Subsidiary of the Employer. The Employer further expressly reserves the right at any time to dismiss an Optionee or reduce an Optionee's compensation with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

  13.2 Withholding Taxes. The Employer shall have the right to require that payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. In connection therewith, the Board shall have the right to establish such rules and regulations or impose such terms and conditions in any agreement relating to an Option granted hereunder with respect to such withholding as the Board may deem necessary and appropriate.

  13.3 Governing Law. The Plan shall be administered in the State of Minnesota, and the validity, construction, interpretation, and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.


14.  EFFECTIVE DATE


  The effective date of the Plan is the Distribution Date. No Option may be granted after November

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  13, 1997, provided, however, that the Plan and all outstanding Options shall remain in effect until such outstanding Options have expired or been canceled.



TC3:  336020 v03  6/20/97

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